                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                 ANESTA CORP.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                                 ANESTA CORP.
                        4745 WILEY POST WAY, SUITE 650
                           SALT LAKE CITY, UT  84116

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON JUNE 29, 1999


TO THE STOCKHOLDERS OF ANESTA CORP:


  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ANESTA CORP., a Delaware corporation (the "Company"), will be held on Tuesday, June 29, 1999 at 2:00 p.m. local time at the Doubletree Hotel, 255 South West Temple, Salt Lake City, Utah 84101 for the following purposes:

1. To elect directors to serve for the ensuing year and until their successors are elected.

2. To approve an amendment to the Company's Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock from 15,000,000 to 35,000,000 shares.

3. To approve an amendment to the Company's 1993 Stock Option Plan (the "Plan") to increase the aggregate number of shares of Common Stock authorized for issuance under such Plan by 550,000 shares.

4. To approve an amendment to the Company's 1993 Non-Employee Directors' Stock Option Plan (the "Directors' Plan") to increase the aggregate number of shares of Common Stock authorized for issuance under such Plan by 200,000 shares

5. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Company for its fiscal year ending December 31, 1999.

6. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        The Board of Directors has fixed the close of business on April 29, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                By Order of the Board of Directors


                                /s/  Theodore H. Stanley

                                     Theodore H. Stanley, M.D.
                                     Secretary

Salt Lake City, Utah
May 27, 1999

        ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.
PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

        INVESTORS MAY REQUEST ADDITIONAL INFORMATION REGARDING ANESTA CORP., INCLUDING A COPY OF THE FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, FREE OF CHARGE. PLEASE ADDRESS YOUR REQUEST TO: INVESTOR RELATIONS, ANESTA CORP., 4745 WILEY POST WAY, SUITE 650, SALT LAKE CITY, UTAH 84116.

                                 ANESTA CORP.
                        4745 WILEY POST WAY, SUITE 650
                           SALT LAKE CITY, UT 84116

                                PROXY STATEMENT

                INFORMATION CONCERNING SOLICITATION AND VOTING

General

        The enclosed proxy is solicited on behalf of the Board of Directors of ANESTA CORP., a Delaware corporation (the "Company") for use at the Annual Meeting of Stockholders to be held on June 29, 1999 at 2:00 p.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Doubletree Hotel, 255 South West Temple, Salt Lake City, Utah 84101. The Company intends to mail this proxy statement and accompanying proxy card on or about May 27, 1999, to all stockholders entitled to vote at the Annual Meeting.

Solicitation

        The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Voting Rights and Outstanding Shares

        Only holders of record of Common Stock at the close of business on April 29, 1999 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on April 29, 1999 the Company had outstanding and entitled to vote 13,195,372 shares of Common Stock.

        Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

        All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Except for Proposal 2, broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved. With respect to Proposal 2, abstentions and broker non-votes will have the same effect as negative votes.

Revocability of Proxies

        Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, Anesta Corp., 4745 Wiley Post Way, Suite 650, Salt Lake City, Utah 84116, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Stockholder Proposals

        The Company intends to holds its 2000 Annual Meeting on or around June 27, 2000. Thus, proposals of stockholders that are intended to be presented at the Company's 2000 Annual Meeting of Stockholders must be received by the Company not later than February 28, 2000 in order to be included in the proxy statement and proxy relating to that Annual Meeting. Unless a stockholder who wishes to bring a matter before the stockholders at the Company's 2000 Annual Meeting of Stockholders notifies the Company of such matter prior to May 15, 2000, management will have discretionary authority to vote all shares for which it has proxies in opposition to such matter.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

        There are seven nominees for the seven Board positions presently authorized by the Board of Directors in accordance with the Company's Certificate of Incorporation and Bylaws. Each director to be elected will hold office until the next annual meeting of stockholders and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal. Each nominee listed below is currently a director of the Company.

        Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

        Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote.

                       THE BOARD OF DIRECTORS RECOMMENDS
                     A VOTE IN FAVOR OF EACH NAMED NOMINEE.

Nominees

        The names of the nominees and certain information about them are set forth below:

                                        Principal Occupation/
Name                              Age   Position Held With The Company
----                              ---  -------------------------------

Thomas B. King..................   44  President and Chief Executive Officer

William C. Moeller..............   60  Chairman of the Board and Treasurer

Theodore H. Stanley, M.D........   59  Founding Chairman and Secretary

Daniel L. Kisner, M.D. (1)......   52  President and Chief Executive Officer of Caliper Technologies Corp.

Richard H. Leazer (1)(2)........   57  Managing Director of the Wisconsin Alumni Research Foundation

Emanuel M. Papper, M.D., Ph.D...   83  Professor of Anesthesiology at the University of Miami, School of Medicine

Richard P. Urfer (2)............   62  President of BW Capital Markets, Inc.
------------------------

(1)     Member of the Compensation Committee
(2)     Member of the Audit Committee

        Thomas B. King has been Chief Executive Officer of the Company since January 1998, a Director since December 1994 and has served as its President since December 1996. Mr. King was the Company's Chief Operating Officer from December 1994 until December 1997 and Executive Vice President from December 1994 until December 1996. Prior to joining Anesta, he was employed by Somatogen, Inc., a biotechnology company, from January 1990 to December 1994 as Vice President of Marketing and Business Development. Prior to joining Somatogen, he was director of the Cardiovascular Business Unit at Abbott Laboratories ("Abbott"), a pharmaceutical company, from January 1988 to December 1989 and held various marketing and business development positions at Anaquest, an anesthesia pharmaceutical company and a division of BOC HealthCare, from June 1982 to December 1987. Mr. King received an M.B.A. in finance and marketing from the University of Kansas in 1982.

        William C. Moeller has been Chairman of the Board of Directors of the Company since January 1998. Mr. Moeller served as Chief Executive Officer and Director of the Company since he co-founded the Company in 1985 and served as President from August 1985 until December 1996. Prior to joining Anesta, Mr. Moeller held senior management positions with several medical companies that manufactured products for orthopedic and cardiovascular surgery and for anesthesiology. These positions included general management responsibilities in the large multinational companies of Howmedica, Inc., a medical devices company, from 1964 to 1973 and The BOC Group, from 1973 to 1981, in its medical division. Mr. Moeller was Chief Operating Officer of Symbion, Inc., a company in the field of artificial organs, from 1982 to 1985. He received an M.B.A. degree from the Harvard Graduate School of Business Administration in 1964.

        Theodore H. Stanley, M.D. has been Founding Chairman of the Company since January 1998. Dr. Stanley served as Chairman of the Board of Directors of the Company since he co-founded the Company in 1985 until December 1997. Dr. Stanley served as Medical Director of the Company from 1985 to April 1994. He also has been Professor of Anesthesiology and Professor of Surgical Research at the University of Utah School of Medicine since 1978. Dr. Stanley also has been an Adjunct Professor of Anesthesiology at the University of Texas (Houston) since 1985. He also has been a clinical research investigator for numerous pharmaceutical companies in the investigation of new anesthetic drugs. Dr. Stanley received an M.D. degree from Columbia University, College of Physicians and Surgeons in 1965.

        Daniel L. Kisner, M.D. has served as a director of the Company since February 1996. Dr. Kisner has served as President and Chief Executive Officer of Caliper Technologies Corp. since April 1, 1999. Prior to joining Caliper, Dr. Kisner served as Chief Operating Officer of Isis Pharmaceuticals, Inc., a biotechnology company, since February 1993, as a Director since March 1991 and as President since May 1994. From March 1991 until February 1993, he was Executive Vice President of Isis. From December 1988 until March 1991, he was Division Vice President of Pharmaceutical Development for Abbott. From March 1988 until November 1988, Dr. Kisner served as the Vice President, International Clinical Research and Development for Smith Kline & French Laboratories and from May 1985 until March 1988 he served as Vice President, Clinical Research R&D, Continental Europe for the same company. Dr. Kisner was an Associate Professor of Oncology at the University of Texas and an acting Associate Director at the National Cancer Institute. Dr. Kisner received an M.D. degree from Georgetown University in 1972.

        Richard H. Leazer has served as Managing Director of the Wisconsin Alumni Research Foundation, a not-for-profit corporation supporting research at the University of Wisconsin, since March 1993. Prior to such time, he was President of Ohmeda, an anesthesia device and equipment manufacturer and a division of BOC HealthCare, from 1988 to September 1992 and was President of Anaquest, an anesthesia pharmaceutical company and a division of BOC HealthCare, from 1981 to 1988. Mr. Leazer received an M.B.A. degree from Drexel University in 1966.

        Emanuel M. Papper, M.D., Ph.D. has been a director of the Company since July 1990. He has been Professor of Anesthesiology at the University of Miami since 1969 and was Professor of Pharmacology there from 1974 to 1981. Dr. Papper also served as the Vice President for Medical Affairs and the Dean of the University of Miami School of Medicine from 1969 to 1981. Prior to that time, Dr. Papper was a Professor of Anesthesiology and Chairman of the Department of Anesthesiology at Columbia University from 1949 to 1969. He received an M.D. degree from New York University in 1938 and a Ph.D. degree in English Literature from the University of Miami in 1990.

        Richard P. Urfer has served as a director of the Company since August 1996. Mr. Urfer has served as President of BW Capital Markets, Inc., an investment banking firm, since June 1997. From June 1995 until June 1997, Mr. Urfer served as Executive Vice President of Resource Investment Advisors, Inc. From May 1987 until June 1995, Mr. Urfer was Managing Director of R.P. Urfer & Co., investment bankers. From September 1982 until May 1987 he was Chief Operating Officer of Chase Manhattan Capital Markets Corporation. Mr. Urfer received an M.B.A. degree from the Harvard Graduate School of Business Administration in 1964.

                       THE BOARD OF DIRECTORS RECOMMENDS
                    A VOTE IN FAVOR OF EACH NAMED NOMINEE.

Board Committees and Meetings

        During the fiscal year ended December 31, 1998 the Board of Directors held ten meetings. The Board has an Audit Committee and a Compensation Committee, the Audit Committee held two meetings and the Compensation Committee held three meetings during the fiscal year ended December 31, 1998.

        The Audit Committee meets with the Company's independent accountants to review the results of the annual audit and discuss the financial statements; recommends to the Board the independent accountants to be retained; and receives and considers the accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee is composed of three Non-Employee Directors:
Messrs. Leazer (Chair), Kania and Urfer. Mr. Kania has elected not to be nominated for reelection to the Board of Directors and will not serve on the Audit Committee after the annual meeting.

        The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under the Company's stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee is composed of three Non-Employee
Directors: Dr. Kisner (Chair) and Messrs. Kania and Leazer. Mr. Kania has elected not to be nominated for reelection to the Board of Directors and will not serve on the Compensation Committee after the annual meeting.

                                  PROPOSAL 2

      APPROVAL OF INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

        The Board of Directors has adopted, subject to stockholder approval, an amendment to the Company's Restated Certificate of Incorporation (the "Certificate of Incorporation") to increase the Company's authorized number of shares of Common Stock from 15,000,000 shares to 35,000,000 shares.

        The additional Common Stock to be authorized by adoption of the amendment will have rights identical to the currently outstanding Common Stock of the Company. Adoption of the proposed amendment and issuance of the Common Stock will not affect the rights of the holders of currently outstanding Common Stock of the Company, except for effects incidental to increasing the number of shares of the Company's Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock. If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment of the Company's Certificate of Incorporation with the Secretary of State of the State of Delaware.

        In addition to the 13,195,372 shares of Common Stock outstanding as of April 29, 1999, the Board has reserved 1,568,493 shares for issuance upon exercise of options and rights under the Company's stock option plans, of which 1,358,522 have been granted.

        The additional shares of Common Stock that will become available for issuance if the Proposal is adopted may also be used by the Company to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could strategically sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this Proposal to increase the authorized Common Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, stockholders should be aware that approval of this Proposal could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

        The affirmative vote of the holders of a majority of the shares of Common Stock is required to approve this amendment to the Company's Certificate of Incorporation. As a result, abstentions and broker non-votes will have the same effect as negative votes.

                       THE BOARD OF DIRECTORS RECOMMENDS
                        A VOTE IN FAVOR OF PROPOSAL 2.

                                  PROPOSAL 3

              APPROVAL OF THE 1993 STOCK OPTION PLAN, AS AMENDED

        In September 1993, the Company adopted its 1993 Stock Option Plan (the "Plan"), under which 750,000 shares have been reserved for issuance. In August 1996 and February 1997 the Board approved amendments to the Plan to increase the number of shares authorized for issuance from an aggregate of 750,000 shares to an aggregate of 1,500,000 shares. In June 1997 such amendments were approved by stockholders. In April 1998, the Board approved an amendment to the Plan to increase the number of shares authorized for issuance from an aggregate of 1,500,000 shares to an aggregate of 1,850,000 shares. In June 1998 such amendment was approved by stockholders. The Board believes that the Company's existing Plan has been effective in attracting and retaining executives and key employees. The Plan provides for the grant of both incentive stock options ("ISOs") intended to qualify as such under Section 422 of the Internal Revenue Code of 1996, as amended (the "Code"), and non-statutory stock options ("NSOs") (collectively "Stock Awards"). The Plan will terminate in September 2003, unless sooner terminated by the Board of Directors.

        As of April 29, 1999, the Plan had net outstanding options to purchase an aggregate of 1,252,022 shares held by 66 persons at a weighted average exercise price of $12.38 per share. As of April 29, 1999, options to purchase 409,757 shares of Common Stock granted pursuant to the Plan had been exercised.

        In April 1999, the Board approved an amendment to the Plan, subject to stockholder approval, to increase the number of shares authorized for issuance under the Plan from an aggregate of 1,850,000 shares to an aggregate of 2,400,000 shares. The Board adopted this amendment to ensure that the Company can continue to grant Stock Awards to employees and consultants at levels determined appropriate by the Board and the Compensation Committee.

                       THE BOARD OF DIRECTORS RECOMMENDS
                        A VOTE IN FAVOR OF PROPOSAL 3.

            THE ESSENTIAL FEATURES OF THE PLAN ARE OUTLINED BELOW:

Administration

        The Plan is administered by the Board of Directors of the Company. The Board has the power to construe and interpret the Plan and, subject to the provisions of the Plan, to determine the persons to whom and the dates on which options will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration and other terms of the option. The Board of Directors is authorized to delegate administration of the Plan to a committee composed of not fewer than two members of the Board. The Board had delegated administration of the Plan to the Compensation Committee of the Board. As used herein with respect to the Plan, the "Board" refers to the Compensation Committee as well as to the Board of Directors itself.

Eligibility

        Incentive stock options may be granted under the Plan only to employees (including officers) of the Company and its affiliates. Employees (including officers), directors and consultants are eligible to receive nonstatutory stock options under the Plan. Directors who are not salaried employees of or consultants to the Company or to any affiliate of the Company are not eligible to participate in the Plan.

        No incentive stock option may be granted under the Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed five years from the date of grant. For incentive stock options granted under the Plan, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which such options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its affiliates) may not exceed $100,000.

Stock Subject to The Plan

        If options granted under the Plan expire or otherwise terminate without being exercised, the Common Stock not purchased pursuant to such options again becomes available for issuance under the Plan.

Terms of Options

        The following is a description of the permissible terms of options under the Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

        Exercise Price; Payment. The exercise price of incentive stock options under the Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant, and in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options under the Plan may not be less than 85% of the fair market value of the Common Stock subject to the option on the date of the option grant. In the event of a decline in the value of the Company's Common Stock, the Board has the authority to offer employees the opportunity to replace outstanding higher priced options, whether incentive or nonstatutory, with new lower priced options. At December 31, 1998, the closing price of the Company's Common Stock as reported on the NASDAQ National Market System was $26.625 per share.

        The exercise price of options granted under the Plan must be paid either: (a) in cash at the time the option is exercised; or (b) at the discretion of the Board, (i) by delivery of other Common Stock of the Company or
(ii) pursuant to a deferred payment arrangement or (c) in any other form of legal consideration acceptable to the Board.

        Option Exercise. Options granted under the Plan may become exercisable in cumulative increments ("vest") as determined by the Board. Shares covered by currently outstanding options under the Plan typically vest at the rate of 1/48th per month (25% per year) during the optionee's employment or services as a consultant. Shares covered by options granted in the future under the Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may be exercised. In addition, nonstatutory options granted under the Plan may permit exercise prior to vesting, but in such event the optionee may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase shares not yet vested at their exercise price should the optionee leave the employ of the Company before vesting. To the extent provided by the terms of an option, an optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the optionee, by delivering already-owned stock of the Company or by a combination of these means.

        Term. The maximum term of options under the Plan is 10 years, except that in certain cases (see "Eligibility") the maximum term is five years. Options under the Plan terminate forty-five days after the optionee ceases to be employed by the Company or any affiliate of the Company, unless (a) the termination of employment is due to such person's permanent and total disability (as defined in the Code), in which the case the option may, but not need not, provide that it may be exercised at any time within one year of such termination; (b) the optionee dies while employed by the Company or any affiliate of the Company, or within forty-five days after termination of such employment, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the optionee's death) within twelve months of the optionee's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (c) the option by its terms specifically provides otherwise. Individual options by their terms may provide for exercise within a longer period of time following termination of employment or the consulting relationship. The option term may also be extended in the event that exercise of the option within these periods is prohibited for specified reasons.

Adjustment Provisions

        If there is any change in the stock subject to the Plan or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Board shall have the power and discretion to prescribe the terms and conditions for the exercise of or modification of, the options outstanding under the Plan.

Effect of Certain Corporate Events

        The Plan provides that, in the event of a dissolution or liquidation of the Company, specified type of merger or other corporate reorganization, to the extent permitted by law, the Board shall have the power and discretion to prescribe the terms and conditions for the exercise of, or modification of, the options.

Duration, Amendment and Termination

        The Board may suspend or terminate the Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the Plan will terminate in September 2003.

        The Board may also amend the Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company within twelve months before or after its adoption by the Board if the amendment would: (a) modify the requirements as to eligibility for participation (to the extent such modification requires stockholder approval in order for the Plan to satisfy Section 422 of the Code, if applicable, or Rule 16b-3 ("Rule 16b-3") of the Securities Exchange Act of 1934, as amended (the "Exchange Act")); (b) increase the number of shares reserved for issuance upon exercise of options; or (c) change any other provision of the Plan in any other way if such modification requires stockholder approval in order to comply with Rule 16b-3 or satisfy the requirements of Section 422 of the Code.

Restrictions on Transfer

        Under the Plan, an option may not be transferred by the optionee otherwise than by will or by the laws of descent and distribution. During the lifetime of an optionee, an option may be exercised only by the optionee. In addition, shares subject to repurchase by the Company under an early exercise stock purchase agreement may be subject to restrictions on transfer which the Board deems appropriate.

Federal Income Tax Information

        Incentive Stock Options. Incentive Stock options under the Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

        There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

        If an optionee holds stock acquired through exercise of an incentive stock option for more than two years from the date which the option is granted and more than one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or
(b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss upon the disqualifying disposition will be a capital gain or loss which will be long-term or short-term depending on whether the stock was held for more than one year. Capital gains currently are generally subject to lower tax rates than ordinary income. The maximum capital gains rate for federal income tax purposes is currently 28% while the maximum ordinary income rate is effectively 39.6% at the present time. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

        To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness and perhaps, in the future, the satisfaction of a withholding obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

        Nonstatutory Stock Options. Nonstatutory stock options granted under the Plan generally have the following federal income tax consequences:

        There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness and the satisfaction of any withholding obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

        Potential Limitation on Company Deductions. As part of the Omnibus Budget Reconciliation Act of 1993, the U.S. Congress amended the Code to add
Section 162(m) which denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to stock options, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

        Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with proposed Treasury regulations issued under Code Section 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that: (i) the option plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period; (ii) the per-employee limitation is approved by the stockholders; (iii) the option is granted by a compensation committee comprised solely of "outside directors"; and (iv) either the exercise price of the option is no less than the fair market value of the stock on the date of grant, or the option is granted (or exercisable) only upon the achievement (as certified by the compensation committee) of an objective performance goal established by the compensation committee while the outcome is substantially uncertain. At this time, the Plan has not been designed to meet the requirements of Section 162(m) that would qualify stock options under the Plan as performance-based compensation.

        The Company would expect to design the Plan to permit options granted under the Plan to satisfy the requirements for performance-based compensation in the event that the Plan becomes subject to Section 162(m).

                                  PROPOSAL 4

                 APPROVAL OF THE 1993 NON-EMPLOYEE DIRECTORS'

                         STOCK OPTION PLAN, AS AMENDED

        In December 1993, the Company adopted its 1993 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"), under which 150,000 shares of Common Stock have been reserved for issuance. In April 1998, the Board approved an amendment to the Directors' Plan to increase the non-discretionary grant made to each newly elected Non-Employee Director ("Non-Employee Director") by 5,000 shares, from 10,000 shares to 15,000 shares, to grant 2,000 shares per year to each Non-Employee Director serving as a committee chair, and to grant 400 shares to each Non-Employee Director for each regularly scheduled meeting of the Board of Directors attended in person. In June 1998 such amendment was approved by stockholders. The Directors' plan will terminate in December 2003, unless sooner terminated by the Board.

        As of April 29, 1999, the Directors' Plan had net outstanding options to purchase an aggregate of 106,500 shares held by five persons at a weighted average exercise price of $14.89 per share. As of April 29, 1999, options to purchase 21,750 shares of Common Stock granted pursuant to Directors' Plan had been exercised, and there were 21,750 shares of Common Stock available for future grants under the Directors' Plan (plus shares that may become available as a result of cancellation or expiration of options).

        In April 1999, the Board approved an amendment to the Directors' Plan, subject to stockholder approval, to increase the number of shares authorized for issuance under the Directors' Plan from an aggregate of 150,000 shares to an aggregate of 350,000 shares. The Board adopted this amendment to ensure that the Company will continue to attract and retain Non-Employee Directors.

                       THE BOARD OF DIRECTORS RECOMMENDS
                        A VOTE IN FAVOR OF PROPOSAL 4.

       THE ESSENTIAL FEATURES OF THE DIRECTORS' PLAN ARE OUTLINED BELOW:

Administration

        The Director's Plan is administered by the Board of Directors of the Company. The Board of Directors has the final power to construe and interpret the Directors' Plan and options granted under it, and to establish, amend and revoke rules and regulations for its administration.

        The Board of Directors is authorized to delegate administration of the Directors' Plan to a committee of not less than two members of the Board. The Board of Directors does not presently contemplate delegating administration of the Directors' Plan to any committee of the Board of Directors.

Eligibility

        The Director's Plan provides that options may be granted only to Non-Employee Directors of the Company. A "Non-Employee Director" is defined in the Directors' Plan as a director of the Company or its affiliates who is not otherwise an employee of the Company or any affiliate. Five of the Company's eight current Directors (all except Messrs. Moeller and King and Dr. Stanley) are eligible to participate in the Directors' Plan.

        Option grants under the Directors' Plan are non-discretionary. Subject to the adoption of Proposal 3, each newly elected Non-Employee Director shall be granted, on the date of initial election to the Board of Directors, fifteen thousand (15,000) shares of Common Stock of the Company. Thereafter, each Non-Employee Director of the Company shall receive, on the date of the Company's annual meeting each year, an option grant to purchase five thousand (5,000) shares of Common Stock of the Company. In addition, each Non-Employee Director serving as a committee chair shall receive, on the date of the Company's annual meeting each year, an option grant to purchase two thousand (2,000) shares of Common Stock of the Company. An additional 400 shares will be granted to each Non-Employee Director for each regularly scheduled meeting of the Board of Directors attended in person or via telephone.

        As of April 29, 1999, the Company had granted options under the Directors' Plan to purchase 28,200 shares to Mr. Leazer, 25,800 to Mr. Kania, 25,200 to Dr. Kisner, 24,600 to Dr. Papper, and 23,200 shares to Mr. Urfer.

Terms of Options

        Each option under the Directors' Plan is subject to the following terms and conditions:

        Option Exercise. An Annual Option becomes exercisable in three equal annual installments over a period of three years from the date of grant with the first installment vesting on the date one year after the date of grant of such option. All other options become exercisable in four equal annual installments with the first installment vesting on the date one year after the date of grant of such option. Such vesting is conditioned upon continued service as a director.

        An option granted under the Directors' Plan may be exercised by giving written notice of exercise to the Company, specifying the number of full shares of Common Stock to be purchased and tendering payment of the purchase price to the Company.

        Exercise Price; Payment. The exercise price of options granted under the Directors' Plan shall be equal to 100% of the fair market value of the Common Stock subject to such options on the day before the date such option is granted. The exercise price of options granted under the Directors' Plan may be paid in cash or by delivery of shares of Common Stock of the Company that have been held for the period required to avoid a charge to the earnings of the Company. Any shares so surrendered shall be valued at their fair market value on the date of exercise.

        Transferability; Term. Under the Directors' Plan, an option may not be transferred by the optionee, except by will or the laws of descent and distribution. During the lifetime of an optionee, an option may be exercised only by the optionee.

        No option granted under the Directors' Plan is exercisable by any person after the expiration of 5 years from the date the option is granted.

        Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the Directors' Plan as may be determined by the Board of Directors.

Adjustment Provisions

        If there is any change in the stock subject to the Directors' Plan or subject to any option granted under the Directors' Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating, dividend, combination of shares, exchange of shares, change in corporate structure or otherwise) the Directors' Plan and options outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to such plan and the class, number of shares and price per share of stock subject to such outstanding options.

        In the event of a dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving corporation, a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger were converted by virtue of the merger into other property, or any capital reorganization in which more than 50% of the shares of the Company entitled to vote are exchanged, any surviving corporation shall assume any options outstanding under the Directors' Plan or shall substitute similar options for those outstanding under the Directors' Plan.

Duration, Amendment and Termination

        The Board of Directors may amend, suspend or terminate the Directors' Plan at any time or from time to time; provided however, that the Board may not amend the Directors' Plan with respect to the amount, price or timing of grants more often than once every six months. No amendment will be effective unless approved by the stockholders of the Company within twelve months before or after its adoption by the Board if the amendment would: (i) increase the number of shares reserved for options under the Directors' Plan; (ii) modify the requirements as to eligibility for participation in the Directors' Plan (to the extent such modification requires stockholder approval in order for the Directors' Plan to comply with the requirements of Rule 16b-3); or (iii) modify the Directors' Plan in any other way if such modification requires stockholder approval in order for the Directors' Plan to meet the requirements of Rule 16b-
3. Unless sooner terminated, the Directors' Plan will terminate in December
2003.

Tax Information

        Options granted under the Directors' Plan generally have the federal income tax consequences described under the Plan above with respect to non-statutory stock options.

                                   PROPOSAL 5

             RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

        The Board of Directors has selected PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending December 31, 1999 and has further directed that management submit the selection of independent accountants for ratification by the stockholders at the Annual Meeting. PricewaterhouseCoopers LLP has audited the Company's financial statements since 1986, when the Company's financial statements were first audited. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        Stockholder ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent accountants is not required by the Company's By-laws or otherwise. However, the Board is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent accountants at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

        The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of PricewaterhouseCoopers LLP.

                       THE BOARD OF DIRECTORS RECOMMENDS
                        A VOTE IN FAVOR OF PROPOSAL 5.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the ownership of the Company's Common Stock as of April 29, 1999 by: (i) each nominee for director; (ii) the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.

                                                      Number
                                                    of Shares        Percent
                                                   Beneficially    Beneficially
Name of Beneficial Owner                              Owned        Owned(1)(2)
------------------------                           ------------    ------------

Abbott Laboratories
One Abbott Park Road, D-980, AP30
Abbott Park, IL 60064-3500.......................     1,202,840           9.1%

The Capital Group Companies, Inc. (3)
333 South Hope Street
Los Angeles, CA 90071............................       740,000           5.6

Theodore H. Stanley (4)
4745 Wiley Post Way, Suite 650
Salt Lake City, UT 84116.........................       589,434           4.5

William C. Moeller (5)
4745 Wiley Post Way, Suite 650
Salt Lake City, UT 84116.........................       422,944           3.2

Edwin M. Kania, Jr. (6)..........................         9,000            **

Thomas B. King (7)...............................       195,053           1.5

Daniel L. Kisner (8).............................        13,167            **

Richard H. Leazer (9)............................        23,667            **

Emanuel M. Papper (10)...........................        23,000            **

Richard P. Urfer (11)............................        49,880            **

Carl J. Accettura (12)...........................        13,541            **

Martha V. Arnold (13)............................        26,613            **

Dennis L. Coleman (14)...........................        80,288            **

Roger P. Evans (15)..............................        12,340            **

Franck P. Kiser (16).............................        21,197            **

Paul A. Litka (17)...............................        16,666            **

Steven A. Shoemaker (18).........................        75,775            **

W. Davis Templeton (19)..........................        18,766            **

All executive officers and directors as a group
(16 persons) (4) - (19)..........................     1,591,331          11.7%

**   Less than one percent.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within sixty (60) days of April 29, 1999, are deemed outstanding for computing the percentage of the person or entity holding such securities but are not outstanding for computing the percentage of any other person or entity. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2) Percentage of beneficial ownership is based on 13,195,372 shares of Common Stock outstanding as of April 29, 1999.

(3) Capital Research and Management Company, and SMALLCAP World Fund, Inc. have together filed a Schedule 13G pursuant to which they report sole or shared voting and dispositive power over 740,000 shares owned as of December 31, 1998. Capital Research and Management Company is a registered investment adviser and manages the American Funds Group of mutual funds.

(4) Includes options exercisable for 14,217 shares of Common Stock. Of the 588,964 issued and outstanding shares, Dr. Stanley owns 227,211 shares, Mary Ann Stanley, Dr. Stanley's spouse, owns 181,976 shares, the Stanley Research Foundation owns 83,065 shares, the Theodore H. and Mary Ann Stanley Foundation owns 58,065 shares and Dr. Stanley owns 24,900 shares jointly with Ellen Stanley.

(5) Includes options exercisable for 34,104 shares of Common Stock, 25,000 shares held by the William and Joanne Moeller Foundation, of which Mr. Moeller is the trustee, and 50,000 shares held by the Joanne Moeller Living Trust.

(6) Includes options exercisable for 8,000 shares of Common Stock and 1,000 shares held by One Liberty Ventures Retirement Trust FBO Edwin M. Kania, Jr.

(7)  Includes options exercisable for 178,058 shares of Common Stock.

(8)  Includes options exercisable for 13,167 shares of Common Stock.

(9)  Includes options exercisable for 23,667 shares of Common Stock.

(10) Includes options exercisable for 7,500 shares of Common Stock.

(11) Includes options exercisable for 10,000 shares of Common Stock and 3,225 shares held by Cynthia Urfer, Mr. Urfer's spouse and 1,655 shares owned by Courtney Urfer, Mr. Urfer's daughter.

(12) Includes options exercisable for 13,541 shares of Common Stock.

(13) Includes options exercisable for 26,613 shares of Common Stock.

(14) Includes options exercisable for 33,695 shares of Common Stock.

(15) Includes options exercisable for 12,161 shares of Common Stock.

(16) Includes options exercisable for 21,197 shares of Common Stock.

(17) Includes options exercisable for 16,666 shares of Common Stock.

(18) Includes options exercisable for 33,695 shares of Common Stock.

(19) Includes options exercisable for 18,416 shares of Common Stock.

Compliance With Section 16(A) of The Securities Exchange Act of 1934

        Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 1998, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent stockholders were complied with; except a report covering one transaction was filed late by Dennis Coleman.

                                  MANAGEMENT

Executive Officers

        The following table sets forth certain information concerning the Executive Officers of the Company as of April 29, 1999:

Name                         Age  Position
----                         ---  --------

Thomas B. King.............   44  President and Chief Executive Officer
William C. Moeller.........   60  Chairman of the Board and Treasurer
Theodore H. Stanley, M.D...   59  Founding Chairman and Secretary
Carl J. Accettura..........   45  Vice President, Manufacturing Operations
Martha V. Arnold...........   43  Vice President, Marketing
Dennis L. Coleman, Ph.D....   52  Vice President, Research and Development
Roger P. Evans, CPA........   34  Vice President, Finance and Administration
Franck P. Kiser............   39  Vice President, European Operations
Paul A. Litka, M.D.........   50  Vice President, Clinical Drug Development
Steven A. Shoemaker, M.D...   47  Vice President in the Office of Development
W. Davis Templeton.........   42  Vice President, OTFC(R) Business Unit

See "Proposal 1 - Election of Directors" for the biographies of Mr. King, Mr. Moeller and Dr. Stanley.

        Carl J. Accettura joined the Company as Vice President, Manufacturing Operations in June 1998. Prior to joining Anesta, he was Vice President, Worldwide Supply Chain Management for the ConvaTec subsidiary of Bristol-Myers Squibb (BMS). Prior to joining BMS, he was Vice President, Materials Management, for Hoffman-LaRoche from 1992 to 1997. His previous pharmaceutical industry experience was with Pfizer Inc. from 1984 to 1992, where he held various production positions, including Director, Planning. Mr. Accettura received an M.B.A. with honors from New York University Graduate School of Business in 1980.

        Martha V. Arnold has been Vice President, Marketing of the Company since February 1999. Prior to February 1999, Ms. Arnold served as Vice President, OTFC Business Unit since September 1996. Prior to joining Anesta, she was employed by McNeil Consumer Products Company, a member of the Johnson & Johnson family of companies, where she served as Director, Smoking Cessation Products from April 1994 to August 1996 and Director, New Products from September 1993 to April 1994. Since May 1983, she has held various marketing and business development positions within the McNeil and Johnson & Johnson-Merck Consumer Pharmaceuticals organizations. Ms. Arnold received an M.B.A. degree from the University of Chicago Graduate School of Business in 1981.

        Dennis L. Coleman, Ph.D. has been Vice President, Research and Development of the Company since March 1992 and served as Director, Technical Marketing at the Company from April 1991 to February 1992. Prior to joining Anesta, he was a founder of Albion Instruments, a company specializing in the analysis of anesthetic gases, where he served as Clinical Director from 1981 to August 1990. He also served as a consultant to Anesta from September 1990 to March 1991. He served as Research Associate Professor at the College of Pharmacy, Department of Pharmaceutics from 1985 to 1987 and as Research Assistant Professor, Department of Surgery, College of Medicine, Division of Artificial Organs from 1981 to 1986 at the University of Utah. Dr. Coleman received a Ph.D. degree in Pharmaceutics from the University of Utah in 1980.

        Roger P. Evans, CPA has been Vice President, Finance and Administration of the Company since July 1998. Prior to July 1998, Mr. Evans served as the Company's Corporate Controller since July 1993. Prior to joining Anesta, he was employed by Coopers & Lybrand LLP from September 1990 to July 1993 where he worked in both the financial audit and electronic data processing audit areas. Mr. Evans received a MAcc degree in accounting from Brigham Young University in 1990.

        Franck P. Kiser joined Anesta as Vice President, European Operations in November 1997. Prior to joining Anesta, he was the principal at Group Kiser, Switzerland, from May 1993 to February 1997, where he specialized in developing and executing European strategies for international companies. Previously, from May 1993 to February 1997, Mr. Kiser held various international management, global marketing and business development positions at Schering-Plough Corporation. Mr. Kiser received a Masters degree in International Management from the American Graduate School of International Management, Thunderbird in August 1989.

        Paul A. Litka, M.D. joined Anesta in March 1998 as Vice President, Clinical Development. Prior to joining the Company he served as Senior Vice President, Clinical Research and Regulatory Affairs at Magainin Pharmaceuticals, Inc., a pharmaceutical company, from May 1996 to February 1998 and as Vice President, Clinical Research from April 1995 to May 1996. From April 1994 to April 1995 he was an independent consultant. From November 1991 to March 1994 he was Senior Vice President and General Manager of the IBRD Center for Clinical Research, a contract research organization. He received an M.D. degree from the College of Medicine and Dentistry of New Jersey-Newark in 1975.

        Steven A. Shoemaker, M.D. has been Vice President in the Office of Development since July 1998. From January 1997 to July 1998 he served as Vice President, Medical Communications. Dr. Shoemaker served as the Company's Vice President, Medical Affairs from April 1994 to January 1997. Prior to joining Anesta, he was employed by Somatogen, Inc., a biotechnology company, from February 1993 to March 1994 as Senior Vice President and from June 1989 to February 1993 as Vice President of Drug Development and Medical Affairs. He was Assistant Professor of Medicine at the University of Colorado Health Sciences Center from July 1985 to June 1988. He received an M.D. degree from the University of California at Los Angeles in 1978.

        W. Davis Templeton has been Vice President, OTFC Business Unit since February 1999. Prior to February 1999, Mr. Templeton served as Director, Strategic Marketing Group for the Company since September 1996. Prior to joining Anesta, he was employed by Somatogen, Inc., a biotechnology company, from February 1992 to September 1996 as Director of Commercial Development. From August 1983 to January 1992 he held various marketing, product management and sales management positions at Abbott Laboratories. He received an MBA degree from the University of South Carolina in 1983.

                            EXECUTIVE COMPENSATION

Compensation of Directors

        The Company's directors do not currently receive any cash compensation for service on the Board of Directors or any committee thereof, but directors may be reimbursed for certain expenses in connection with attendance at Board of Directors and committee meetings.

        Each Non-Employee Director of the Company receives stock option grants under the 1993 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"). Only Non-Employee Directors of the Company or affiliates of such directors (as defined in the Internal Revenue Code) are eligible to receive options under the Directors' Plan. Options granted under the Directors' Plan do not qualify as incentive stock options under the Code.

        Option grants under the Directors' Plan are non-discretionary. Subject to the adoption of Proposal 3, each person who is, after the effective date of the initial public offering of shares of the Company's Common Stock, elected for the first time to be a Non-Employee Director shall, upon the initial election date to be a Non-Employee Director by the Board of Directors or stockholders of the Company, be granted an option to purchase 15,000 shares of Common Stock of the Company under the Directors' Plan. On the date of the Company's Annual Meeting, each member of the Company's Board of Directors who is not an employee of the Company and has served as a Non-Employee Director for at least three months or, where specified by the Non-Employee Director, an affiliate of such director, is automatically granted under the Directors' Plan, without further action by the Company, the Board of Directors or the stockholders of the Company, an option to purchase 5,000 shares of Common Stock of the Company. In addition, each Non-Employee Director serving as a committee chair shall receive, on the date of the Company's annual meeting each year, an option grant to purchase 2,000 shares of Common Stock of the Company and an additional 400 shares will be granted to each Non-Employee Director for each regularly scheduled meeting of the Board of Directors attended in person or via telephone. No other options may be granted at any time under the Directors' Plan. The exercise price of options granted under the Directors' Plan is the fair market value of the Common Stock subject to the option on the date of the option grant. Options granted under the Directors' Plan may be exercised: (i) in installments over a period of three years from the date of grant in three equal installments commencing on the date one year after the date of grant, provided that the optionee has, during the entire period prior to such vesting date, continuously served as a Non-Employee Director, or (ii) until the date upon which such optionee, or the affiliate of such optionee, as the case may be, terminates his service as a Non-Employee Director for any reason or for no reason, the option shall terminate on the earlier of the expiration date of the option or the date three months following the date of termination of service. The term of options granted under the Directors' Plan is five years. In the event of a merger of the Company with or into another corporation or a consolidation, acquisition of assets or other change-in-control transaction involving the Company, each option either will continue in effect, if the Company is the surviving entity, or will be assumed or an equivalent option will be substituted by the successor corporation, if the Company is not the surviving entity.

        During the last fiscal year, the Company granted options covering an aggregate of 39,800 shares to the Non-Employee Directors of the Company, with exercise prices per share ranging from $14.25 to $25.1875, which was equal to the fair market value on the respective dates of grant (based on the closing sales price reported in the Nasdaq National Market). As of December 31, 1998, options to acquire 1,750 shares had been exercised under the Directors' Plan.

Compensation of Executive Officers

        The following table sets forth, for the fiscal year ended December 31, 1998, certain compensation, including salary, bonuses, stock options and certain other compensation, awarded or paid to, or earned by, the Company's Chief Executive Officer and its four most highly compensated executive officers at December 31, 1998 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                        Long-Term
                                       Annual Compensation         Compensation Awards
                                       --------------------  --------------------------------
                                                             Securities
                                         Salary     Bonus    Underlying       All Other
Name and Principal Position      Year     ($)        ($)     Options(#)     Compensation($)
-------------------------------  ----  ----------  --------  --------------------------------
Thomas B. King                   1998    240,000    200,000    45,000           3,634(1)
 President and Chief             1997    192,000     50,000    60,000           2,880(1)
 Executive Officer               1996    154,000     50,000    90,000           2,117(1)

William C. Moeller               1998    156,696    125,000    10,000           2,305(1)
 Chairman of the Board           1997    192,000     75,000    25,000           2,880(1)
 and Treasurer                   1996    160,000     50,000    50,000           2,400(1)

Martha V. Arnold                 1998    160,000     80,840    12,500           2,400(1)
 Vice President, Marketing       1997    140,000     27,010    15,000           1,088(1)
                                 1996     41,971     25,000    40,000          79,640(2)

Dennis L. Coleman, Ph.D.         1998    160,000     63,160    12,500           2,309(1)
 Vice President, Research        1997    150,000     15,390    15,000           2,250(1)
 and Development                 1996    126,000     22,453    20,000           1,890(1)

Steven A. Shoemaker, M.D.        1998    170,000     62,263    12,500           1,500(1)
 Vice President in the Office    1997    160,000     26,416    15,000           1,500(1)
 of Development                  1996    147,000     26,197    20,000           1,500(1)

(1) Consists of matching contributions to each Named Executive Officer's 401(k) account made by the Company.

(2)  Consists of relocation items paid by the Company.

                             OPTION GRANTS IN 1998

        The following table sets forth for the Named Executive Officers certain information regarding options granted for the year ended December 31, 1998:

                                            Percent of
                                               Total                              Potential Realizable
                                              Options                                   Value at
                              Number of     Granted to                            Assumed Annual Rates
                             Securities      Employees                               of Stock Price
                             Underlying         In         Exercise                   Appreciation
                               Options         1998          Price    Expiration   For Option Term(2)
Name                         Granted(#)       (%)(1)       ($/Share)     Date      5%($)        10%($)
---------------------------  ----------     ----------     --------   ----------  -------   ----------
Thomas B. King.............      45,000         10.3         12.125     8/6/2008  343,141    869,586

William C. Moeller.........      10,000          2.3         12.125     8/6/2008   76,253    193,241

Martha V. Arnold...........      12,500          2.9         12.125     8/6/2008   95,317    241,552

Dennis L. Coleman, Ph.D....      12,500          2.9         12.125     8/6/2008   95,317    241,552

Steven A. Shoemaker, M.D...      12,500          2.9         12.125     8/6/2008   95,317    241,552

(1)  Based on 435,650 options granted in 1998.

(2) The potential realizable value is based on the term of the option at its time of grant (10 years in the case of these options). It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually for the entire term of the option, and that the option is exercised and sold on the last day of its term for the appreciated stock price. No gain to the optionee is possible unless the stock price increases over the option term, which will benefit all stockholders.

                AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

        The following table sets forth for the Named Executive Officers the shares acquired and the value realized on each exercise of stock options during the fiscal year ended December 31, 1998 and the fiscal year-end number and value of unexercised options:

                                                                                    Value of
                                                                                  Unexercised
                                                              Number of           In-the-Money
                                                             Unexercised           Options at
                                                             Options at           December 31,
                               Shares                     December 31, 1998         1998($)
                              Acquired on     Value         Exercisable/          Exercisable/
Name                         Exercise(#)  Realized($)(1)    Unexercisable       Unexercisable(2)
---------------------------  -----------  --------------  -----------------  ----------------------
Thomas B. King.............      20,000      290,837        158,371/127,296  2,681,283/1,809,993
William C. Moeller.........      45,375      440,286          44,104/38,127      790,504/550,074
Martha V. Arnold...........          --           --          18,176/37,658      257,929/528,748
Dennis L. Coleman, Ph.D....      16,767      266,881          39,132/30,368      701,204/432,296
Steven A. Shoemaker, M.D...      25,000      221,250          52,132/30,368      928,330/432,296

---------------------------

(1) Based on the fair market value of the Common Stock as of the exercise date as reported on the Nasdaq National Market, minus the exercise price, multiplied by the number of shares underlying the option.

(2) Based on the fair market value of the Common Stock as of December 31, 1998 as reported on the Nasdaq National Market, minus the exercise price, multiplied by the number of shares underlying the option.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   No member of the Compensation Committee is a former or current officer of the Company.

                     REPORT OF THE COMPENSATION COMMITTEE
                          OF THE BOARD OF DIRECTORS/1/

     Until 1994, the Board of Directors (the "Board") of the Company was responsible for establishing the Company's compensation programs for all executive officers. Beginning in 1994, the Board delegated to the Compensation Committee (the "Committee") of the Board the authority to establish and administer the Company's compensation programs. The Committee is currently composed of three Non-Employee Directors: Dr. Kisner (Chair), Mr. Kania and Mr. Leazer. Mr. Kania has elected not to be nominated for reelection to the Board of Directors and will not serve on the Compensation Committee after the annual meeting. The Committee is responsible for setting and administering the policies which govern executive salaries, bonuses (if any) and stock ownership programs. The Committee annually evaluates the performance, and determine the compensation, of the Chief Executive Officer (the "CEO") and the other executive officers of the Company, based upon a mix of the achievement of corporate goals, individual performance and comparisons with other pharmaceutical and drug delivery companies.

     The policies of the Company with respect to compensation of executive officers, including the CEO, are to provide compensation sufficient to attract, motivate and retain executives of outstanding ability and potential and to establish an appropriate relationship between executive compensation and the creation of stockholder value. To meet these goals, the Committee adopted a mix among the compensation elements of salary, bonus and stock options, with a bias toward stock options, to emphasize the link between executive incentives and the creation of stockholder value as measured by the equity markets. In general for 1998, the salaries, bonuses and stock option awards of executive officers were linked to the Company's achievement of corporate performance criteria with respect to progress in clinical and product development programs (particularly the Actiq breakthrough cancer pain program which received FDA Approval in November 1998), expanding the Company's management team, strengthening the Company's pharmaceutical product development capabilities, further development of the Company's corporate partnering and distribution strategy, public company matters and stock price performance. In order to conserve the Company's

---------------------------

/1/     The material in this report is not "soliciting material", is not deemed
"filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the 1933 Act or 1934 Act, whether made before or after the date hereof, and irrespective of any general incorporation language contained in such filing.

financial resources, and in order to reflect the Company's size and stage of development in relation to the companies included in industry compensation surveys reviewed by the Committee, the Committee determined to provide for base salaries at the mid-point of the compensation range for such companies. Bonuses were awarded to certain executive officers based on the same performance criteria noted above plus the achievement of certain individual objectives. In general, the bonus program is designed to allow each executive officer to realize total cash compensation that is at the mid-point of industry averages, based on performance. Base salary and bonus were supplemented by awards under the Company's stock option plan, designed to provide long-term incentives to all employees of the Company. Stock option awards were set in the mid-range compared to the companies included in the industry surveys considered by the Committee. Each of these components is discussed in turn below.

Base Salary

        Base salaries for all executive officers of the Company were established at or below the mid-point of the range for companies included in the compensation surveys considered by the Committee. In establishing such salaries, the Committee also considers each officer's level of industry experience, individual achievement and overall contribution to the achievement of corporate objectives.

Bonuses

        The Company paid bonuses to its CEO and four other executive officers in 1998, in amounts ranging from $62,263 to $200,000. Such bonuses were based on the extent to which the corporate goals described above were achieved including the successful completion of the Company's public offering in December 1998, resulting in net proceeds of $64,478,433, and on average, represented approximately 60% of each such officer's base salary.

Option Plans

        The option plans offered by the Company have been established to provide all executive officers of the Company with an opportunity to share, along with stockholders of the Company, in the long-term performance of the Company. Periodic grants of stock options are generally made to all eligible employees. These grants have been reviewed by the Board on an annual basis. As the base salaries for executive officers of the Company historically have been below the mid-point of the range for comparable companies, the Company has used stock options as the primary incentive to attract and retain its executive officers. In awarding stock options, the Board considers individual performance and overall contribution to the Company and also considers the number of unvested stock options held by the officer and the total number of stock options available to be awarded under the stock option plans. The Committee also considers the stock option practices of a self-selected group of other pharmaceutical, biotechnology and drug delivery companies. After considering the criteria relating to awarding stock options, the Board determined that the CEO and four other executive officers would receive option grants in the year ended December 31, 1998. Stock options granted under the stock option plans generally have a four-year vesting schedule and generally expire ten years from the date of grant, except in certain cases the maximum term is five years. The exercise price of options granted under the stock option plans was 100% of fair market value of the underlying stock on the date of grant for all officers who were granted options during 1998.

CEO Compensation

        Mr. King's base salary and grants of stock options were determined in accordance with the criteria described above. The base salary of Mr. King was set at an annual rate of $240,000 commencing January 1, 1998, which represented an increase from his base salary of $192,000 in 1997. In setting such salary level, the Committee considered the salary survey prepared by Radford Associates for other companies in the pharmaceutical and biotechnology sectors. Mr. King's salary was set below the mid-point of the range for such companies, reflecting the Company's size and stage of development in relation to such companies and the Committee's desire to conserve the Company's financial resources. Mr. King also received a bonus of $200,000 for 1998. Such salary and bonus were based on the extent to which the performance objectives described above were achieved. The Committee determined that such objectives were fully satisfied in 1998.

Section 162(m) of The Internal Revenue Code

        Section 162(m) of the Internal Revenue Code (the "Code") limits the Company to a deduction for federal income tax purposes of no more than $1 million of compensation paid to certain Named Executive Officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code. The statute containing this law and the applicable proposed Treasury regulations offer a number of transitional exceptions to this deduction limit, including an exemption for compensation plans, arrangements and binding contracts in existence prior to the time the Company became a "publicly held corporation" within the meaning of the Code. As a result, the Board believes that at the present time it is quite unlikely that the compensation paid to any Named Executive Officers in a taxable year which is subject to the deduction limit will exceed $1 million. Therefore, the Board has not yet established a policy for determining which forms of incentive compensation awarded to its Named Executive Officers shall be designed to qualify as "performance-based compensation." The Board intends to continue to evaluate the effects of the statute and any final Treasury regulations and to comply with Code Section 162(m) in the future to the extent consistent with the best interests of the Company.

                            COMPENSATION COMMITTEE
                        Daniel C. Kisner, M.D.  (Chair)
                              Edwin M. Kania, Jr.
                               Richard H. Leazer

                               PERFORMANCE CHART


Research Data Group                            Peer Group Total Return Worksheet


Anesta Corp (NSTA)

                                                                       Cumulative Total Return
                               --------------------------------------------------------------------------------------------------
                               1/28/94   3/94   6/94   9/94  12/94  3/95  6/95  9/95  12/95  3/96  6/96  9/96  12/96  3/97   6/97
ANESTA CORP.                       100     84     64     71     43    40    77    87     74   114    98   113    154   138    152
NASDAQ STOCK MARKET (U.S.)         100     93     89     96     95   104   119   133    135   141   153   158    166   157    186
BIOCENTURY DRUG DELIVERY SECTOR    100     85     72     75     67    70    82   108    118   146   143   117    114   108    116

                                                                                      Cumulative Total Return
                                                                           -------------------------------------------------
                                                                            9/97    12/97    3/98     6/98    9/98    12/98
ANESTA CORP.                                                                 186      131     149      116     149      213
NASDAQ STOCK MARKET (U.S.)                                                   217      203     238      244     221      286
BIOCENTURY DRUG DELIVERY SECTOR                                              131      105     110       93      81       92

                              CERTAIN TRANSACTIONS

        Relationship with Abbott Laboratories. In December 1989, Anesta entered into a research and development, license, supply and distribution agreement with Abbott. Under the agreement, as amended, Anesta granted to Abbott the exclusive right to make, use and market in the U.S. OT-products resulting from technology owned or licensed by Anesta consisting of the OT-fentanyl product line or other central nervous system acting drugs or intermediates thereof used for pre-medication, sedation, analgesia, diagnostic procedures, emergency room procedures, post operative pain, burn treatment or cancer-related pain management. Under the 1989 Agreement, Abbott is obligated to pay royalties and other payments on product sales. For the year ended December 31, 1998, the Company received $469,547 from Abbott for payments on product sales, royalties and contract research. In January 1998, the Company exercised its right to terminate Abbott International's license rights to OT-fentanyl products in all countries in the world except the U.S.

        Relationship with Stanley Research Foundation. Dr. Stanley is the sole trustee of the Stanley Research Foundation ("SRF"), a not-for-profit entity. SRF makes grants to the University of Utah which are used to support the work of scientists and other employees of the University of Utah. The Company reimburses SRF for such grants. The Company obtains from SRF certain materials and services at the same cost as that paid by SRF. Such grants and purchasing arrangements totaled $250,368 for the year ended December 31, 1998. Dr. Stanley receives no remuneration from SRF, and therefore does not benefit directly from the Company's arrangements with SRF.

        Relationship with Dennis Coleman, Ph.D. Dr. Coleman, an executive officer of the Company, borrowed $51,000 in April of 1998 and $50,904 in September of 1998 at an interest rate of 8% in connection with the exercise of stock options. In December of 1998, Dr. Coleman repaid all amounts, including interest, to the Company.

                                 OTHER MATTERS

        The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                    By Order of the Board of Directors


                                    /s/  Theodore H. Stanley

                                    Theodore H. Stanley, M.D.
                                    Secretary

May 27, 1999

                                  ANESTA CORP.

                 1993 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                          Adopted on December 22, 1993
                  Approved by Stockholders on January 14, 1994
                   Amended by the Board on February 26, 1998
                   Approved by Stockholders on June 23, 1998
                     Amended by the Board on June 23, 1998
                     Amended by the Board on April 6, 1999


1.   PURPOSE

     (a) The purpose of the 1993 Non-Employee Directors' Stock Option Plan (the "Plan") is to provide a means by which each director of Anesta Corp. (the "Company") who is not otherwise an employee of the Company or of any Affiliate of the Company (each such person being hereafter referred to as a "Non-Employee Director") will be given an opportunity to purchase stock of the Company.

     (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

     (c) The Company, by means of the Plan, seeks to retain the services of persons now serving as Non-Employee Directors of the Company, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

2.   ADMINISTRATION

     (a) The Plan shall be administered by the Board of Directors of the Company (the "Board") unless and until the Board delegates administration to a committee, as provided in subparagraph 2(b).

     (b) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

                                       1.

3.   SHARES SUBJECT TO THE PLAN

     (a) Subject to the provisions of paragraph 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate three hundred fifty thousand (350,000) shares of the Company's common stock. If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Plan.

     (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.   ELIGIBILITY

     Options shall be granted only to Non-Employee Directors of the Company.

5.   NON-DISCRETIONARY GRANTS

     (a) Upon the effective date of the initial public offering of shares of the Company's Common Stock (the "IPO Date"), each person who is then a Non-Employee Director shall be granted an option to purchase ten thousand (10,000) shares of common stock of the Company on the terms and conditions set forth herein (the "Initial Option").

     (b) Each person who is, after the IPO Date and on or before June 23, 1998, elected for the first time to be a Non-Employee Director shall, upon the date of his initial election to be a Non-Employee Director by the Board or stockholders of the Company, be granted an option to purchase ten thousand (10,000) shares of common stock of the Company on the terms and conditions set forth herein. Each person who is, after June 23, 1998, elected for the first time to be a Non-Employee Director shall, upon the date of his initial election to be a Non-Employee Director by the Board or stockholders of the Company, be granted an option to purchase fifteen thousand (15,000) shares of common stock of the Company on the terms and conditions set forth herein.

     (c) On January 1 of each year, commencing with January 1, 1995 and ending on January 1, 1997, each person who is then a Non-Employee Director and has been a Non-Employee Director for at least three (3) months shall be granted an option to purchase one thousand five hundred (1,500) shares of common stock of the Company. In addition, each Non-Employee Director who received an option grant hereunder on January 1, 1997 and who is reelected at the 1997 annual meeting of the Company's stockholders shall, upon such reelection, be granted an option to purchase three thousand five hundred (3,500) shares of Common Stock of the Company. Furthermore, immediately following each annual meeting of the Company's stockholders, commencing with the 1998 Annual Stockholders Meeting, each person who is then a Non-Employee Director shall be granted an option to purchase five thousand (5,000) shares of the Common Stock of the Company. Collectively, the options granted pursuant to this subparagraph 5(c) are the "Annual Options," and all such Annual Options shall be made on the terms and conditions set forth in this Plan.

                                       2.

     (d) Effective with respect to Board meetings occurring after June 23, 1998, each Director who attends a meeting of the Board of Directors in person or by conference telephone shall be granted an option to purchase 400 shares of Common Stock. Such options shall be granted as of the date of such meeting.

     (e) Each director who is serving as a chair of a committee of the Board of Directors as of the date of each Stockholders Annual Meeting, commencing with the Annual Meeting of Stockholders held on June 23, 1998, shall be granted an option to purchase 2,000 shares of Common Stock. Such options shall be granted as of the date of such annual meeting.

6.   OPTION PROVISIONS

     Each option shall contain the following terms and conditions:

     (a) The term of each option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date ("Expiration Date") five (5) years from the date of grant. If the optionee's service as a Non-Employee Director of the Company terminates for any reason or for no reason, the option shall terminate on the earlier of the Expiration Date or the date three (3) months following the date of termination of service; provided, however, that if such termination of service is due to the optionee's death, the option shall terminate on the earlier of the Expiration Date or six (6) months following the date of the optionee's death. In any and all circumstances, an option may be exercised following termination of the optionee's service as a Non-Employee Director of the Company only as to that number of shares as to which it was exercisable on the date of termination of such service under the provisions of subparagraph 6(e).

     (b) Subject to subparagraph 4(b), the exercise price of each Initial Option shall be equal to the price to the public of the stock in the Company's initial public offering subject to such option. The exercise price of all other options shall be equal to the fair market value of the stock subject to such option at the close of the market on the day before the date such option is granted.

     (c) Payment of the exercise price of each option is due in full in cash upon any exercise when the number of shares being purchased upon such exercise is less than 1,000 shares; but when the number of shares being purchased upon an exercise is 1,000 or more shares, the optionee may elect to make payment of the exercise price under one of the following alternatives:

          (i) Payment of the exercise price per share in cash at the time of exercise; or

          (ii) Provided that at the time of the exercise the Company's common stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of shares of common stock of the Company already owned by the optionee, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interest, which common stock shall be valued at fair market value on the date preceding the date of exercise; or

                                       3.

          (iii) Payment by a combination of the methods of payment specified in subparagraph 6(c)(i) and 6(c)(ii) above.

     Notwithstanding the foregoing, this option may be exercised pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company prior to the issuance of shares of the Company's common stock.

     (d) Unless otherwise provided in an option, each option shall not be transferable except by will or by the laws of descent and distribution, or pursuant to a domestic relations order and shall be exercisable during the lifetime of the person to whom the option is granted only by such person or by his guardian or legal representative. Notwithstanding the foregoing, the optionee may during his or her lifetime designate a person to receive and exercise any of the options following the optionee's death.

     (e) The Annual Options shall become exercisable in equal annual installments over a period of three (3) years from the date of grant, commencing on the date one year after the date of grant of the Annual Options, provided that the optionee has, during the entire period prior to such vesting date, continuously served as a Non-Employee Director or as an employee of or consultant to the Company or any Affiliate of the Company, whereupon such option shall become fully exercisable in accordance with its terms with respect to that portion of the shares represented by that installment. All other options shall become exercisable in installments over a period of four years from the date of grant at the rate of two thousand five hundred (2,500) shares in four (4) equal annual installments commencing on the date one year after the date of grant of such option, provided that the optionee has, during the entire period prior to such vesting date, continuously served as a Non-Employee Director or as an employee of or consultant to the Company or any Affiliate of the Company, whereupon such option shall become fully exercisable in accordance with its terms with respect to that portion of the shares represented by that installment.

     (f) The Company may require any optionee, or any person to whom an option is transferred under subparagraph 6(d), as a condition of exercising any such option: (i) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters; and (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then-currently-effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii), as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then-applicable securities laws.

     (g) Notwithstanding anything to the contrary contained herein, an option may not be exercised unless the shares issuable upon exercise of such option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

                                       4.

7.   COVENANTS OF THE COMPANY

     (a) During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan, or any stock issued or issuable pursuant to any such option. If the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options.

8.   USE OF PROCEEDS FROM STOCK

     Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

9.   MISCELLANEOUS

     (a) Neither an optionee nor any person to whom an option is transferred under subparagraph 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

     (b) Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Non-Employee Director any right to continue in the service of the Company or any Affiliate or shall affect any right of the Company, its Board or stockholders or any Affiliate to terminate the service of any Non-Employee Director with or without cause.

     (c) No Non-Employee Director, individually or as a member of a group, and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any option reserved for the purposes of the Plan except as to such shares of common stock, if any, as shall have been reserved for him pursuant to an option granted to him.

     (d) In connection with each option made pursuant to the Plan, it shall be a condition precedent to the Company's obligation to issue or transfer shares to a Non-Employee Director, or to evidence the removal of any restrictions on transfer, that such Non-Employee Director make arrangements satisfactory to the Company to insure that the amount of any federal or other withholding tax required to be withheld with respect to such sale or transfer, or such removal or lapse, is made available to the Company for timely payment of such tax.

                                       5.

10.  ADJUSTMENTS UPON CHANGES IN STOCK

     (a) If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding options.

     (b) For purpose of this Section 10(b), "Change of Control" means (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; (4) if any person or group (as defined in Section 13(d)(3) of the Securities and Exchange Act of 1934, as amended, and the regulations promulgated thereunder) acquires voting securities representing 50% or more of the voting power of the Company's outstanding voting securities; or (5) if any person or group acquires voting securities representing 30% or more of the voting power of the Company's outstanding voting securities and the Board of Directors declares that a Change of Control has occurred. Upon the occurrence of a Change of Control prior to June 1, 1999, any surviving corporation shall assume any options outstanding under the Plan or, if the Company is the surviving corporation, such options shall continue in full force and effect. Upon the occurrence of a Change of Control on or after June 1, 1999, any unvested options granted under this Plan that are then outstanding shall accelerate and immediately become vested and exercisable.

11.  AMENDMENT OF THE PLAN

     (a) The Board at any time, and from time to time, may amend the Plan. Except as provided in paragraph 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent such stockholder approval is required by any Nasdaq or securities exchange listing requirements.

     (b) Rights and obligations under any option granted before any amendment of the Plan shall not be altered or impaired by such amendment unless (i) the Company requests the consent of the person to whom the option was granted and
(ii) such person consents in writing.

12.  TERMINATION OR SUSPENSION OF THE PLAN

     (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on December 22, 2003. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

                                       6.

     (b) Rights and obligations under any option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

     (c) The Plan shall terminate upon the occurrence of any of the events described in Section 10(b) above.

13.  EFFECTIVE DATE OF PLAN; CONDITIONS OF EXERCISE

     (a) The Plan shall become effective upon adoption by the Board of Directors, subject to the condition subsequent that the Plan is approved by the stockholders of the Company.

     (b) No option granted under the Plan shall be exercised or exercisable unless and until the condition of subparagraph 13(a) above has been met.

                                       7.

                                  ANESTA CORP.

                               STOCK OPTION PLAN

                           Adopted September 13, 1993
                            Amended August 22, 1996
                           Amended February 26, 1997
                     Approved by Stockholders June 17, 1997
                             Amended April 24, 1998
                     Approved by Stockholders June 23, 1998
                             Amended April 6, 1999

1.   Purposes.

     (a) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to purchase stock of the Company.

     (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company and its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

     (c) The Company intends that the Options issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either Incentive Stock Options or Nonstatutory Stock Options. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

                                       1.

2.   Definitions.

     (a) "Affiliate" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

     (b)  "Board" means the Board of Directors of the Company.

     (c)  "Code" means the Internal Revenue Code of 1986, as amended.

     (d) "Committee" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

     (e)  "Company" means Anesta Corp., a Delaware corporation.

     (f) "Consultant" means any person, including an advisor, engaged by the Company or an Affiliate to render services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

     (g) "Continuous Status as an Employee, Director or Consultant" means the employment or relationship as a Director or Consultant is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; or (ii) transfers between locations of the Company or between the Company, Affiliates or their successors.

     (h)  "Director" means a member of the Board.

     (i)  "Disability" means total and permanent disability as defined in
Section 22(e)(3) of the Code.

                                       2.

     (j) "Disinterested Person" means a Director: (i) who was not during the one year prior to service as an administrator of the Plan granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any of its affiliates entitling the participants therein to acquire equity securities of the Company or any of its affiliates except as permitted by Rule 16b-3(c)(2)(i); or (ii) who is otherwise considered to be a "disinterested person" in accordance with Rule 16b-3(c)(2)(i), or any other applicable rules, regulations or interpretations of the Securities and Exchange Commission.

     (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

     (l)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (m) "Fair Market Value" means, as of any date, the value of the common stock of the Company determined as follows:

          (1) If the common stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reporting in the Wall Street Journal or such other source as the Board deems reliable;

                                       3.

          (2) If the common stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

          (3) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

     (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (o) "Non-employee Director" means a Director of the Company who is not otherwise an Employee.

     (p) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

     (q) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (r)  "Option" means a stock option granted pursuant to the Plan.

     (s) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

                                       4.

     (t) "Optioned Stock" means the common stock of the Company subject to an Option.

     (u) "Optionee" means an Employee, Director or Consultant who holds an outstanding Option.

     (v)  "Plan" means this 1993 Anesta Corp. Stock Option Plan.

     (w)  "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to

Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

3.  Administration.

     (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

     (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (1) To determine from time to time which of the persons eligible under the Plan shall be granted Options; when and how each Option shall be granted; whether an Option will be an Incentive Stock Option or a Nonstatutory Stock Option; the provisions of each Option granted (which need not be identical), including the time or times such Option may be exercised in whole or in part; and the number of shares for which an Option shall be granted to each such person.

          (2) To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any

                                       5.

Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (3)  To amend the Plan as provided in Section 11.

          (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

     (c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee shall be Disinterested Persons, if required under subsection 3(d). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Additionally, prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act, and notwithstanding anything to the contrary contained herein, the Board may delegate administration of the Plan to any person or persons and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. Notwithstanding anything in this Section 3 to the contrary, the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant options to eligible persons who are not then subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     (d) Any requirement that an administrator of the Plan be a Disinterested Person shall not apply (i) prior to the date of the first registration of an equity security of the Company under

                                       6.

Section 12 of the Exchange Act, or (ii) if the Board or the Committee expressly declares that such requirement shall not apply. Any Disinterested Person shall otherwise comply with the requirements of Rule 16b-3.

4.   Shares Subject to the Plan.

     (a) Subject to the provisions of Section 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to Options shall not exceed in the aggregate Two Million Four Hundred Thousand (2,400,000) shares of the Company's common stock. If any Option shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such Option shall revert to and again become available for issuance under the Plan.

     (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.   Eligibility.

     (a) Incentive Stock Options may be granted only to Employees. Nonstatutory Stock Options may be granted only to Employees, Directors or Consultants.

     (b) A Director shall in no event be eligible for the benefits of the Plan unless at the time discretion is exercised in the selection of the Director as a person to whom Options may be granted, or in the determination of the number of shares which may be covered by Options granted to the Director: (i) the Board has delegated its discretionary authority over the Plan to a Committee which consists solely of Disinterested Persons; or (ii) the Plan otherwise complies with the requirements of Rule 16b-3. The Board shall otherwise comply with the requirements of Rule 16b-3. This subsection 5(b) shall not apply (i) prior to the date of the first registration of

                                       7.

an equity security of the Company under Section 12 of the Exchange Act, or (ii) if the Board or Committee expressly declares that it shall not apply.

     (c) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of grant.

6.   Option Provisions.

     Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

     (a) Term. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

     (b) Price. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory Stock Option shall be not less than eighty five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted.

                                       8.

     (c) Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the option is exercised, or (ii) at the discretion of the Board or the Committee, either at the time of the grant or exercise of the Option, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.

     In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

     (d) Transferability. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder (a "QDRO"), and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person or any transferee pursuant to a QDRO.

     (e) Vesting. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal) or pursuant to

                                       9.

performance criteria or other factors. The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. During the remainder of the term of the Option (if its term extends beyond the end of the installment periods), the option may be exercised from time to time with respect to any shares then remaining subject to the Option. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

     (f) Securities Law Compliance. The Company may require any Optionee, or any person to whom an Option is transferred under subsection 6(d), as a condition of exercising any such Option, (1) to give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the

                                      10.

circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

     (g) Termination of Employment or Relationship as Director or Consultant. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of (i) the date forty-five (45) days after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (h) Disability of Optionee. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again

                                      11.

become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (i) Death of Optionee. In the event of the death of an Optionee during, or within forty-five (45) days of the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option at the date of death) by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (j) Early Exercise. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

                                      12.

     (k) Withholding. To the extent provided by the terms of an Option Agreement, the Optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such Option by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise of the Option; or (3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

7.   Covenants of the Company.

     (a) During the terms of the Options, the Company shall keep available at all times the number of shares of stock required to satisfy such Options.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Option or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

8.   Use of Proceeds from Stock.

     Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.

                                      13.

9.   Miscellaneous.

     (a) The Board shall have the power to accelerate the time at which an Option may first be exercised or the time during which an Option or any part thereof will vest pursuant to subsection 6(e), notwithstanding the provisions in the Option stating the time at which it may first be exercised or the time during which it will vest.

     (b) Neither an Optionee nor any person to whom an Option is transferred under subsection 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

     (c) Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Employee, Director, Consultant or Optionee any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment or relationship as a Consultant of any Employee, Director, Consultant or Optionee with or without cause.

     (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

                                      14.

10.  Adjustments upon Changes in Stock.

     (a) If any change is made in the stock subject to the Plan, or subject to any Option (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding Options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding Options.

     (b) In the event of: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then to the extent permitted by applicable law the Board shall have the power and discretion to prescribe the terms and conditions for the exercise of, or modification of, the options granted hereunder. By way of illustration, and not by way of limitation, the Board may provide for the complete or partial acceleration of the dates of exercise of the Options, or may provide that such Options will be exchanged for or converted into options or rights to acquire securities of the surviving or acquiring corporation, or may provide for a payment or distribution in respect of outstanding Options (or the portion thereof that is currently exercisable) in cancellation thereof. The Board or the Committee may provide that Options granted hereunder must be exercised in connection with the closing of such transaction, and that if not so exercised such Options or rights will expire. Any such determinations by the Board may be made generally with respect to all Optionees, or may be made on a case-by-case basis with respect to particular Optionees. The

                                      15.

provisions of this Section 10(b) shall not apply to any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company's capital stock.

11.  Amendment of the Plan.

     (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

          (1) Increase the number of shares reserved for Options under the Plan;

          (2) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code); or

          (3) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of
Section 422 of the Code or to comply with the requirements of Rule 16b-3.

     (b) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

     (c) Rights and obligations under any Option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless
(i) the Company requests

                                      16.

the consent of the person to whom the Option was granted and (ii) such person consents in writing.

12.  Termination or Suspension of the Plan.

     (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on September 12, 2003. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the Option was granted.

13.  Effective Date of Plan.

     The Plan shall become effective as determined by the Board, but no Options granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company.

                                      17.

ANE66B                            DETACH HERE


                                     PROXY

                                 ANESTA CORP.


     The undersigned hereby appoints Thomas B. King and William C. Moeller, and either of them, as attorneys of the undersigned with full power of substitution, to vote all shares of stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Anesta Corp., to be held on June 29, 1999 at 2:00 p.m. local time, at the Doubletree Hotel, 255 South West Temple, Salt Lake City, Utah and at any continuation or adjournment thereof, with all powers which the undersigned might have if personally present at the meeting.

     Where no contrary choice is indicated by the stockholder, this Proxy, when returned, will be voted FOR such nominees and proposals and with discretionary authority upon such other matters as may properly come before the meeting. If specific instructions are indicated, this Proxy will be voted in accordance therewith. This Proxy may be revoked at any time prior to the time it is voted.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned hereby acknowledges receipt of: (a) Notice of Annual Meeting of Stockholders dated May 27, 1999; (b) the accompanying Proxy Statement and (c) the Annual Report to Stockholders for the fiscal year ended December 31, 1998 and hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this Proxy and by filing this Proxy with the Secretary of the Corporation, gives notice of such revocation.

-------------                                                     -------------
|SEE REVERSE|      CONTINUED AND TO BE SIGNED ON REVERSE SIDE     |SEE REVERSE|
|   SIDE    |                                                     |   SIDE    |
-------------                                                     -------------

                                  DETACH HERE

[X] Please mark
    votes as in
    this example.

THE BOARD RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS.

1. To elect seven directors to hold office until the 2000 Annual Meeting of Stockholders.

   Nominees: Thomas B. King, Richard H. Leazer, William C. Moeller,
   Emanuel M. Papper, Daniel L. Kisner, Theodore H. Stanley, Richard P. Urfer

          FOR                 WITHHELD                   MARK HERE IF
          ALL     [ ]         FROM ALL  [ ]              YOU PLAN TO    [ ]
       NOMINEES               NOMINEES                   ATTEND THE
                                                         MEETING

                                                         MARK HERE
   [ ] _________________________________________         FOR ADDRESS    [ ]
       For all nominees except as noted above            CHANGE AND
                                                         NOTE BELOW

2. To approve an amendment to the Company's Certificate of Incorporation to increase the authorized number of shares of Common Stock from 15,000,000 to 35,000,000.

                       FOR     AGAINST     ABSTAIN
                       [ ]       [ ]         [ ]

3. To approve an amendment to the Company's 1993 Stock Option Plan to increase aggregate number of shares of Common Stock authorized for issuance thereunder from 1,850,000 to 2,400,000.

                       FOR     AGAINST     ABSTAIN
                       [ ]       [ ]         [ ]

4. To approve an amendment to the Company's 1993 Non-Employee Directors' Plan to increase the aggregate number of shares of Common Stock authorized for issuance thereunder from 150,000 to 350,000.

                       FOR     AGAINST     ABSTAIN
                       [ ]       [ ]         [ ]

5. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's Independent Certified Public Accountants for the fiscal year ending December 31, 1999.

                       FOR     AGAINST     ABSTAIN
                       [ ]       [ ]         [ ]

6. To transact such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) on your stock certificate. If shares of stock are held of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the Proxy. If shares of stock are held of record by a corporation, the Proxy should be signed by the President or Vice President and the Secretary or Assistant Secretary, Executors or administrators or other fiduciaries who execute the above Proxy for a deceased stockholder should give their full titles.

Signature: _______________________________________  Date: _____________________

Signature: _______________________________________  Date: _____________________